Exhibit 99.5

TXO PARTNERS, L.P.

PRO FORMA FINANCIAL STATEMENTS

(Unaudited)

Introduction

TXO Partners, L.P. (“TXO Partners”) engages in oil and natural gas exploration and production. The unaudited pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X, using assumptions set forth in the notes to the unaudited pro forma financial statements. The following unaudited pro forma financial statements of TXO Partners reflect the historical results of TXO Partners, on a pro forma basis to give effect to the following transactions, which are described in further detail below, as if they had occurred on June 30, 2024, for pro forma balance sheet purposes, and on January 1, 2023, for pro forma statement of operations purposes:

•

in the case of the unaudited pro forma statements of operations, the acquisition of producing properties in the Williston Basin of Montana and North Dakota from Eagle Mountain Energy Partners and Vendera V4-ELM, LP, (collectively, the “EMEP Entities”) (“EMEP Acquisition”) in August 2024, including the 2.5 million units issued as part of the consideration paid; and

•

an underwritten public offering of 6.5 million common units on June 28, 2024 at a price of $20.00 per common unit resulting in proceeds of $122.5 million net of underwriting discounts, commissions and other costs (“the Offering”) and the underwritten public offering of an additional 975,000 common units at a price of $20.00 per common unit pursuant to the underwriter’s exercise in full of its option to purchase additional common units in the Offering on July 2, 2024, resulting in additional proceeds of $18.7 million net of underwriting discounts, commissions and other costs. We used the net proceeds from the Offering to fund a portion of the cash consideration for the EMEP Acquisition.

The unaudited pro forma balance sheet of TXO Partners is based on the historical balance sheet of TXO Partners as of June 30, 2024 and includes pro forma adjustments to give effect to the described transactions as if they had occurred on June 30, 2024. The unaudited pro forma statements of operations of the TXO Partners are based on the audited historical statement of operations of TXO Partners for the year ended December 31, 2023, and the unaudited historical statement of operations of TXO Partners for the six months ended June 30, 2024, both having been adjusted to give effect to the described transactions as if they occurred on January 1, 2023.

The pro forma data presented reflect events directly attributable to the described transactions and certain assumptions TXO Partners believes are reasonable. The pro forma data are not necessarily indicative of financial results that would have been attained had the described transactions occurred on the date indicated or which could be achieved in the future because they necessarily exclude various operating expenses, such as incremental general and administrative expenses associated with being a larger company. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions and the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited financial statements.

The unaudited pro forma financial statements and related notes are presented for illustrative purposes only. If the EMEP Acquisition and Offering described herein had occurred in the past, TXO Partners’ operating results might have been materially different from those presented in the unaudited pro forma financial statements. The unaudited pro forma financial statements should not be relied upon as an indication of operating results that TXO Partners would have achieved if the EMEP Acquisition and Offering described herein had taken place on the specified date. In addition, future results may vary significantly from the results reflected in the unaudited pro forma financial statements of operations and should not be relied upon as an indication of the future results TXO Partners will have after the EMEP Acquisition and Offering described herein by these unaudited pro forma financial statements.

TXO PARTNERS, L.P.

PRO FORMA BALANCE SHEET

June 30, 2024

(in thousands)	TXO, Partners Historical		Offering		EMEP Acquisition	Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$75,999	(a)	$18,745	(a)	$(66,160)	$28,584
Accounts receivable, net	28,509		—		—	28,509
Other	12,515		—		278	12,793

Total Current Assets	117,023		18,745		(65,882)	69,886

Property and Equipment, at cost – successful efforts method:
Proved properties	1,578,274		—		284,551	1,862,825
Unproved properties	18,648		—		—	18,648
Other	84,574		—		569	85,143

Total Property and Equipment	1,681,496		—		285,120	1,966,616
Accumulated depreciation, depletion and amortization	(1,033,940)		—		—	(1,033,940)

Net Property and Equipment	647,556		—		285,120	932,676

Other Assets:
Note receivable from related party	7,131		—		—	7,131
Other	2,809		—		967	3,776

Total Other Assets	9,940		—		967	10,907

TOTAL ASSETS	$774,519		$18,745		$220,205	1,013,469

LIABILITIES AND PARTNERS’ CAPITAL
Current Liabilities:
Accounts payable	$8,829		$—		$5,395	14,224
Accrued liabilities	22,926		—		—	22,926
Derivative fair value	991		—		—	991
Asset retirement obligation, current portion	1,750		—		—	1,750
Other current liabilities	1,346		—		—	1,346

Total Current Liabilities	35,842		—		5,395	41,237

Long-term Debt	7,100				148,000	155,100

Other Liabilities:
Asset retirement obligation	157,294		—		16,810	174,104
Other liabilities	1,495		—		—	1,495

Total Other Liabilities	158,789		—		16,810	175,599

Commitments and Contingencies
Partners’ Capital:
Partners’ capital	572,788		18,745	(a)	50,000	641,533

Total Partners’ Capital	572,788		18,745		50,000	641,533

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$774,519		$18,745		$220,205	1,013,469

The accompanying notes are an integral part of these unaudited pro forma financial statements.

TXO PARTNERS, L.P.

Pro Forma Statements of Operations for the Year Ended December 31, 2023

(Unaudited)

(in thousands, except for per unit information)	TXO Partners Historical	EMEP Acquisition		Offering	Pro Forma
REVENUES
Oil and condensate	$182,733	$81,629	(b)	$—	$264,362
Natural gas liquids	29,193	4,310		—	33,503
Gas	168,792	1,308		—	170,100

Total Revenues	380,718	87,247		—	467,965

EXPENSES
Production	144,730	20,103		—	164,833
Exploration	151	—		—	151
Taxes, transportation and other	75,415	7,299		—	82,714
Depreciation, depletion, and amortization	44,288	26,493	(c)	—	70,781
Impairment of long-lived assets	223,384	—		—	223,384
Accretion of discount in asset retirement obligation	8,644	1,209	(d)	—	9,853
General and administrative	7,887	(2,016)		—	5,871

Total Expenses	504,499	53,088		—	557,587

OPERATING (LOSS) INCOME	(123,781)	34,159		—	(89,622)

OTHER INCOME (EXPENSE)
Other income (expense)	23,756	(288)		—	23,468
Interest income	461	—		—	461
Interest expense	(4,423)	(12,439	)(e)	—	(16,862)

Other Income	19,794	(12,727)		—	7,067

NET (LOSS) INCOME	$(103,987)	$21,432		$—	$(82,555)

NET INCOME PER COMMON UNIT (f)
Basic	$(3.47)	$8.57		$—	$(2.07)

Diluted	$(3.47)	$8.57		$—	$(2.07)

WEIGHTED AVERAGE COMMON UNITS OUTSTANDING (f)
Basic	30,000	2,500		7,475	39,975

Diluted	30,000	2,500		7,475	39,975

The accompanying notes are an integral part of these unaudited pro forma financial statements.

TXO PARTNERS, L.P.

Pro Forma Statements of Operations for the Six Months Ended June 30, 2024

(Unaudited)

(in thousands, except for per unit information)	TXO Partners Historical	EMEP Acquisition		Offering	Pro Forma
REVENUES
Oil and condensate	$80,833	$31,029	(b)	$—	$111,862
Natural gas liquids	13,172	2,099		—	15,271
Gas	30,742	152		—	30,894

Total Revenues	124,747	33,280		—	158,027

EXPENSES
Production	69,522	10,187		—	79,709
Exploration	194	—		—	194
Taxes, transportation and other	28,774	3,365		—	32,139
Depreciation, depletion, and amortization	20,849	13,851	(c)	—	34,700
Accretion of discount in asset retirement obligation	5,565	688	(d)	—	6,253
General and administrative	7,245	(901)		—	6,344

Total Expenses	132,149	27,190		—	159,339

OPERATING (LOSS) INCOME	(7,402)	6,090		—	(1,312)

OTHER INCOME (EXPENSE)
Other income	22,255	58		—	22,313
Interest income	247	—		—	247
Interest expense	(2,025)	(6,324	)(e)	—	(8,349)

Other Income	20,477	(6,266)		—	14,211

NET (LOSS) INCOME	$13,075	$(176)		$—	$12,899

NET INCOME PER COMMON UNIT (f)
Basic	$0.42	$(0.07)		$—	$0.32

Diluted	$0.42	$(0.07)		$—	$0.31

WEIGHTED AVERAGE COMMON UNITS OUTSTANDING (f)
Basic	30,869	2,500		7,475	40,844

Diluted	31,459	2,500		7,475	41,434

The accompanying notes are an integral part of these unaudited pro forma financial statements.

TXO PARTNERS, L.P.

1. BASIS OF PRESENTATION, CORPORATE REORGANIZATION AND THE OFFERING

The historical financial information is derived from the financial statements of TXO Partners included elsewhere in this prospectus. For purposes of the unaudited pro forma balance sheet, it is assumed that the EMEP Acquisition and Offering had taken place on June 30, 2024. For purposes of the unaudited pro forma statements of operations, it is assumed all transactions had taken place on January 1, 2023.

2. PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

TXO Partners made the following adjustments and assumptions in the preparation of the unaudited pro forma financial statements:

(a) Reflects estimated gross proceeds of $18.7 million from the issuance and sale of 975,000 shares of common units at an underwritten public offering price of $20.00 per unit, net of underwriting discounts and commissions of $0.8 million, in the aggregate, and the use of the net proceeds therefrom as partial payment of the cash portion of the EMEP Acquisition.

(b) Unless otherwise noted, adjustments below in items (c) – (e) reflect the historical financial statements Eagle Mountain Energy Partners and the historical statements of revenues and direct operating expenses of Vendera V4-ELM. LP., from the assets acquired and liabilities assumed in the EMEP Acquisition, as included elsewhere in this prospectus.

(c) Adjustment reflects additional depreciation, depletion, and amortization expense that would have been incurred with respect to the EMEP Acquisition, had such acquisitions occurred on January 1, 2023.

(d) Adjustment reflects additional accretion of discount in asset retirement obligation expense that would have been recorded with respect to the asset retirement obligation assumed in the EMEP Acquisition, had such acquisition occurred on January 1, 2023.

(e) Adjustment reflects increase in interest expense from the additional borrowings used to pay for the cash portion of the EMEP Acquisition had the acquisition closed on January 1, 2023. The average interest rate was 8.4% for the year ended December 31, 2023 and 8.6% for the six months ended June 30, 2024.

(f) Reflects basic and diluted income (loss) per common share for the issuance of 7,475,000 common units in the Offering and 2,500,000 common units in the EMEP Acquisition as shown below:

	Six months ended June 30, 2024	Year ended December 31, 2023
Basic
Net income (loss)	$12,899	$(82,555)
Weighted average common units outstanding	40,844	39,975

Basic earnings (loss) per share	$0.32	$(2.07)

Diluted
Numerator:
Net income (loss)	$12,899	$(82,555)
Effect of dilutive securities	—	—

Diluted net income (loss) attributable to stockholders	$12,899	$(82,555)

Denominator:
Basic weighted average shares outstanding	40,844	39,975
Effect of dilutive securities	590	— (a)

Diluted weighted average shares outstanding	41,434	39,975

Diluted earnings (loss) per share	$0.31	$(2.07)

(a)	– As there was a net loss for the period, any incremental shares would be anti-dilutive. As such, the potentially diluted shares totaling 545,000 were excluded from the calculation.

3. SUPPLEMENTARY DISCLOSURE OF OIL AND NATURAL GAS OPERATIONS

The following pro forma standardized measure of the discounted net future cash flows and changes applicable to TXO Partners’ proved reserves reflect the effect of Texas state franchise taxes which TXO Partners is subject to. The future cash flows are discounted at 10% per year and assume continuation of existing economic conditions.

The standardized measure of discounted future net cash flows, in management’s opinion, should be examined with caution. The basis for this table is the reserve studies prepared by independent petroleum engineering consultants, which contain imprecise estimates of quantities and rates of production of reserves. Revisions of previous year estimates can have a significant impact on these results. Also, exploration costs in one year may lead to significant discoveries in later years and may significantly change previous estimates of proved reserves and their valuation. Therefore, the standardized measure of discounted future net cash flow is not necessarily indicative of the fair value of TXO Partners’ proved oil and natural gas properties.

The data presented should not be viewed as representing the expected cash flow from or current value of, existing proved reserves since the computations are based on a large number of estimates and assumptions. Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions. Actual future prices and costs are likely to be substantially different from the prices and costs utilized in the computation of reported amounts.

The following table provides a pro forma rollforward of the total proved reserves for the year ended December 31, 2023, as well as pro forma proved developed and proved undeveloped reserves at the beginning and end of the year, as if the acquisition reflected occurred on January 1, 2023.

Oil (MBbls)	TXO Partners Historical	EMEP Acquisition	Pro Forma
January 1, 2023	53,509.2	10,750.4	64,259.6
Extensions, additions and discoveries	71.7	1.7	73.4
Revisions	(11,628.5)	332.8	(11,295.7)
Production	(2,375.6)	(1,006.9)	(3,382.5)
Purchase in place	876.3	—	876.3

December 31, 2023	40,453.1	10,078.0	50,531.1

Proved Developed Reserves
January 1, 2023	34,672.0	10,750.4	45,422.4
December 31, 2023	30,959.4	10,078.0	41,037.4
Proved Undeveloped Reserves
January 1, 2023	18,837.2	—	18,837.2
December 31, 2023	9,493.7	—	9,493.7

Natural Gas Liquids (MBbls)	TXO Partners Historical	EMEP Acquisition	Pro Forma
January 1, 2023	21,932.4	2,290.1	24,222.5
Extensions, additions and discoveries	—	0.1	0.1
Revisions	(5,245.0)	(5.8)	(5,250.8)
Production	(1,231.8)	(192.4)	(1,424.2)
Purchase in place	27.4	—	27.4

December 31, 2023	15,483.0	2,092.0	17,575.0

Proved Developed Reserves
January 1, 2023	20,723.6	2,290.1	23,013.7
December 31, 2023	15,110.9	2,092.0	17,202.9
Proved Undeveloped Reserves
January 1, 2023	1,208.8	—	1,208.8
December 31, 2023	372.1	—	372.1

Natural Gas (MMcf)	TXO Partners Historical	EMEP Acquisition	Pro Forma
January 1, 2023	407,877.2	12,454.4	420,331.6
Extensions, additions and discoveries	7,050.2	0.6	7,050.8
Revisions	(121,848.5)	(242.2)	(122,090.7)
Production	(28,738.7)	(1,028.9)	(29,767.6)
Purchase in place	1,487.4	—	1,487.4

December 31, 2023	265,827.6	11,183.9	277,011.5

Proved Developed Reserves
January 1, 2023	385,188.6	12,454.4	397,643.0
December 31, 2023	264,934.4	11,183.9	276,118.3
Proved Undeveloped Reserves
January 1, 2023	22,688.6	—	22,688.6
December 31, 2023	893.2	—	893.2

Total (MBoe)	TXO Partners Historical	EMEP Acquisition	Pro Forma
January 1, 2023	143,421.1	15,116.3	158,537.4
Extensions, additions and discoveries	1,246.7	1.9	1,248.6
Revisions	(37,181.5)	286.6	(36,894.9)
Production	(8,397.2)	(1,370.8)	(9,768.0)
Purchase in place	1,151.6	—	1,151.6

December 31, 2023	100,240.7	14,034.0	114,274.7

Proved Developed Reserves
January 1, 2023	119,593.7	15,116.3	134,710.0
December 31, 2023	90,226.0	14,034.0	104,260.0
Proved Undeveloped Reserves
January 1, 2023	23,827.4	—	23,827.4
December 31, 2023	10,014.7	—	10,014.7

The pro forma standardized measure of discounted estimated future net cash flows was as follows as of December 31, 2023 (in thousands):

December 31, 2023	TXO Partners Historical	EMEP Acquisition	Pro Forma
(in thousands)
Future cash inflows	$4,101,171	$829,645	$4,930,816
Future costs:
Production	(2,091,880)	(349,382)	(2,441,262)
Development	(353,191)	(66,659)	(419,850)
Income taxes	(2,143)	—	(2,143)

Future net cash flows	1,653,957	413,604	2,067,561
10% annual discount	(763,365)	(147,393)	(910,758)

Standardized measure	$890,592	$266,211	$1,156,803

The change in the pro forma standardized measure of discounted estimated future net cash flows were as follows for 2023 (in thousands):

December 31, 2023	TXO Partners Historical	EMEP Acquisition	Pro Forma
Standardized measure, beginning of period	$1,969,818	$366,356	$2,336,174
Revisions:
Prices and costs	(1,053,775)	(21,900)	(1,075,675)
Quantity estimates	(147,398)	(18,328)	(165,726)
Income tax	2,250	—	2,250
Future development costs	(106)	—	(106)
Accretion of discount	196,982	36,636	233,618
Production rates and other	22,868	(41,184)	(18,316)

Net revisions	(979,179)	(44,776)	(1,023,955)
Additions and discoveries	(8,047)	(138)	(8,185)
Production	(137,393)	(55,231)	(192,624)
Development costs	29,820	—	29,820
Purchases in place	15,573	—	15,573

Net change	(1,079,226)	(100,145)	(1,179,371)

Standardized measure, end of period	$890,592	$266,211	$1,156,803